May 3, 2016

Strategic Funds, Inc.
-International Stock Fund

Supplement to Summary and Statutory Prospectuses dated March 31, 2016

The following information supplements and supersedes any contrary information contained in the fund’s summary and statutory prospectuses.

Effective June 3, 2016, the fund will be re-opened to new investors.

6155STK0516